UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 6, 2020 (July 3, 2020)

Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Commission	Address of principal executive offices	IRS Employer
File Number	Registrant’s telephone number, including area code	Identification No.
001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY	94-2213782
(An Iowa Corporation)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580
515-242-4300

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
BERKSHIRE HATHAWAY ENERGY COMPANY	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 3, 2020, Berkshire Hathaway Energy Company (“BHE”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Dominion Energy, Inc., a Virginia corporation (“DEI”) and Dominion Energy Questar Corporation, a Utah corporation (“Dominion Questar,” and together with DEI, the “Sellers”) to purchase substantially all of the natural gas transmission and storage business of DEI and Dominion Questar (the “Transaction”). Pursuant to the terms and conditions set forth in the Purchase Agreement, BHE will acquire 100% of the issued and outstanding shares of capital stock and membership interests, as applicable, of the Sale Entities (as defined in the Purchase Agreement), which include, among others, (i) Dominion Gathering & Processing, Inc., a Virginia corporation, (ii) Dominion Energy Carolina Gas Services, Inc., a Virginia corporation, (iii) Dominion Energy Questar Pipeline Services, Inc., a Utah corporation, and (iv) Dominion Energy Gas Holdings, LLC, a Virginia limited liability company, together with their subsidiaries and joint ventures, including a 25% economic interest in Dominion Energy Cove Point LNG, LP (“Cove Point”) consisting of 100% of the general partnership interest and 25% of the total limited partnership interests. BHE will be the operator of Cove Point after the Transaction. BHE is not acquiring any portion of Atlantic Coast Pipeline, LLC, as part of the Transaction.

The Transaction is valued at approximately $9.7 billion, consisting of a cash purchase price of approximately $4.0 billion, subject to adjustment for cash and indebtedness as of the closing, and the assumption of approximately $5.7 billion of existing indebtedness for borrowed money of the Sale Entities. BHE expects to fund the purchase price, net of cash acquired, with capital from its shareholders and their affiliates. The Transaction has been approved by the boards of directors of BHE and DEI including, as applicable, their relevant committees.

The Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions of BHE, DEI and Dominion Questar and the consummation of the transactions contemplated by the Purchase Agreement is subject to customary closing conditions, including without limitation (i) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (“HSR Approval”), and (ii) the approval by the Department of Energy (the “DOE”) with respect to a change of control of Cove Point, which holds certain foreign LNG import and export authorizations subject to the DOE’s jurisdiction. The Transaction is expected to close in the fourth quarter of 2020, subject to satisfaction of the foregoing conditions, among other things.

The Purchase Agreement provides that BHE and the Sellers may terminate the Purchase Agreement under certain circumstances, including (i) by mutual written consent of the parties; (ii) by either party if the transactions are not consummated on or before December 31, 2020, subject to extension until June 30, 2021 if the parties have not received the applicable regulatory approvals or consents from third parties and all of the other conditions to closing have been satisfied or waived; (iii) by either party if any governmental authority has issued a final, non-appealable ruling, decree, judgment or injunction enjoining, restraining, preventing or prohibiting the transactions; and (iv) by either party for certain breaches of the Purchase Agreement. The Purchase Agreement further provides that if HSR Approval has not been obtained on or before 75 days following execution of the Purchase Agreement, so long as they are not in material breach of any of their representations, warranties, covenants or other agreements under the Purchase Agreement, the Sellers may exclude from the sale the Q-Pipe Companies (as defined in the Purchase Agreement), which entities own and operate certain natural gas pipelines in the Western United States (such termination with respect to the Q-Pipe Companies, a “Q-Pipe Termination”). In the event of a Q-Pipe Termination, the Sellers will complete an internal reorganization that will exclude the Q-Pipe Companies from the transactions contemplated by the Purchase Agreement, the cash purchase price will be reduced as set forth in the Purchase Agreement, and BHE will pay to the Sellers a termination fee.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Purchase Agreement has been included to provide information regarding its terms. It is not intended to provide any other factual information about BHE, DEI, Dominion Questar or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement (i) were made by the parties thereto only for purposes of that agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Purchase Agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); and (iv) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. Additionally, the representations, warranties, covenants, conditions and other terms of the Purchase Agreement may be subject to subsequent waiver or modification, and information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company’s Forms 10-K, Forms 10-Q and other documents that are filed with the United States Securities and Exchange Commission (“SEC”).

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Forward-looking statements can typically be identified by the use of forward-looking words, such as “will,” “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast” and similar terms. These statements are based upon BHE’s and its subsidiaries’ (collectively, the “Company”) current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of the Company and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others:

•

general economic, political and business conditions, as well as changes in, and compliance with, laws and regulations, including income tax reform, initiatives regarding deregulation and restructuring of the utility industry, and reliability and safety standards, affecting the Company’s operations or related industries;

•

changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce facility output, accelerate facility retirements or delay facility construction or acquisition;

•

the outcome of regulatory rate reviews and other proceedings conducted by regulatory agencies or other governmental and legal bodies and the Company’s ability to recover costs through rates in a timely manner;

•

changes in economic, industry, competition or weather conditions, as well as demographic trends, new technologies and various conservation, energy efficiency and private generation measures and programs, that could affect customer growth and usage, electricity and natural gas supply or the Company’s ability to obtain long-term contracts with customers and suppliers;

•

performance, availability and ongoing operation of the Company’s facilities, including facilities not operated by the Company, due to the impacts of market conditions, outages and repairs, transmission constraints, weather, including wind, solar and hydroelectric conditions, and operating conditions;

•

the effects of catastrophic and other unforeseen events, which may be caused by factors beyond the control of the Company or by a breakdown or failure of the Company’s operating assets, including severe storms, floods, fires, earthquakes, explosions, landslides, an electromagnetic pulse, mining incidents, litigation, wars, terrorism, pandemics (including potentially in relation to COVID-19), embargoes, and cyber security attacks, data security breaches, disruptions, or other malicious acts;

•

a high degree of variance between actual and forecasted load or generation that could impact the Company’s hedging strategy and the cost of balancing its generation resources with its retail load obligations;

•

changes in prices, availability and demand for wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generating capacity and energy costs;

•	the financial condition, creditworthiness and operational stability of the Company’s significant customers and suppliers;

•	changes in business strategy or development plans;

•

availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in interest rates;

•	changes in the Company’s credit ratings;

•	risks relating to nuclear generation, including unique operational, closure and decommissioning risks;

•	hydroelectric conditions and the cost, feasibility and eventual outcome of hydroelectric relicensing proceedings;

•

the impact of certain contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the fair value of certain contracts;

•	the impact of inflation on costs and the ability of the Company to recover such costs in regulated rates;

•	fluctuations in foreign currency exchange rates, primarily the British pound and the Canadian dollar;

•	increases in employee healthcare costs;

•

the impact of investment performance and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements;

•	changes in the residential real estate brokerage, mortgage and franchising industries and regulations that could affect brokerage, mortgage and franchising transactions;

•	the ability to successfully integrate future acquired operations into the Company’s business;

•

unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future facilities and infrastructure additions;

•	the availability and price of natural gas in applicable geographic regions and demand for natural gas supply;

•	the impact of new accounting guidance or changes in current accounting estimates and assumptions on the financial results of the Company; and

•	other business or investment considerations that may be disclosed from time to time in the Company’s filings with the SEC or in other publicly disseminated written documents.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing factors should not be construed as exclusive.

Item 7.01.	Regulation FD Disclosure

BHE is furnishing as Exhibit 99.1 to this Current Report on Form 8-K certain information (entitled “BHE Fixed-Income Investor Update – Acquisition of Dominion GT&S Business”) as it, in part, includes information about BHE. BHE will also post the information in the Investors section of BHE’s website at https://www.brkenergy.com on July 6, 2020, at 8:00 a.m., Eastern Time. The information will be available free of charge through July 10, 2020, at 5:00 p.m., Eastern Time, on the BHE website. Any information available on or through BHE’s website is not part of this Form 8-K, and BHE’s web address is included as an inactive textual reference only.

In accordance with general instruction B.2 of Form 8-K, the information referenced in this section (including related exhibit) is being furnished by BHE pursuant to Item 7.01 of Form 8-K, and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Furthermore, the information contained in this section (including exhibit) shall not be deemed incorporated by reference in any filing made by BHE under the Securities Act or the Exchange Act. This report will not be deemed an admission by BHE as to the materiality of any information in the report that is required to be disclosed by BHE solely by Regulation FD.

Item 8.01.	Other Events

On July 5, 2020, BHE issued a press release announcing the execution of the Purchase Agreement, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1*	Purchase and Sale Agreement, dated as of July 3, 2020, by and among Dominion Energy, Inc., Dominion Energy Questar Corporation and Berkshire Hathaway Energy Company.

99.1	Information entitled “BHE Fixed-Income Investor Update – Acquisition of Dominion GT&S Business.”

99.2	Press Release of Berkshire Hathaway Energy Company, dated July 5, 2020.

*

Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and exhibits are contained within the Purchase Agreement. BHE hereby agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY

Date: July 6, 2020

/s/ Calvin D. Haack
Calvin D. Haack
Senior Vice President and Chief Financial Officer